ALGER GLOBAL FOCUS FUND

(the “Fund”)

Supplement dated June 7, 2024 to the Fund’s

Summary Prospectuses, Prospectuses, and Statement of Additional Information (“SAI”),

each dated March 1, 2024,

as amended and supplemented to date

Name Change

On May 29, 2024, the Board of Trustees of the Fund approved a change in the Fund’s name from Alger Global Focus Fund to Alger Global Equity Fund, effective on or about August 6, 2024. Therefore, effective on or about August 6, 2024, all references to “Alger Global Focus Fund” or “Global Focus” in the Fund’s summary prospectuses, prospectuses and SAI shall be replaced with “Alger Global Equity Fund” or “Global Equity.” No changes are being made to the Fund’s investment objective, principal investment strategies, principal risks or investment restrictions as a result of this name change.

Sub-Adviser

On June 1, 2024, the Fund’s sub-adviser, Redwood Investments, LLC (“Redwood”), relocated offices.

As a result of this change, effective immediately, all references in the Fund’s Prospectuses and SAI to Redwood’s former address at One Gateway Center, Suite 802, Newton, Massachusetts 02458 shall be deleted and replaced with the following new address:

265 Franklin Street, Suite 1603

Boston, Massachusetts 02110

Shareholders should retain this supplement for future reference.

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